Memorandum

Incapital Unit Trust, Series 78

File No. 333-201994

The Prospectus and the Indenture filed with Amendment No. 2 to the Registration Statement on Form S-6 have been revised to reflect information regarding the deposit of securities on April 20, 2015 and to set forth certain data based thereon. In addition, there are a number of other changes from the Prospectus as originally filed.

An effort has been made to set forth below certain of the changes and also to reflect all changes by marking the Prospectus submitted with the Amendment.

The Prospectus

Part A. The date of the Prospectus has been updated.

Part A. The “Principal Investment Strategy” and “Principal Risks” sections have been revised to: 1) state that the trust may invest in “common stocks and/or preferred securities” and delete risk disclosures relating to investing in preferred securities; 2) update the areas of the market that the Trust intends to invest in; 3) state that the Trust may invest in mid- and large-capitalization companies and depositary receipts as a principal investment strategy; and 4) disclose that this Trust is concentrated in the financials sector.

Part A. The “Essential Information” and “Fee Table” sections, including applicable footnotes, have been updated.

Part A. The period over which the deferred sales charge will be collected has been updated.

Part A. The Trust Portfolio(s) and the related footnotes have been updated.

Part A. The Statement(s) of Financial Condition and the related footnotes have been updated.

Part A. The Report of Independent Registered Public Accounting Firm has been updated.

Part B. The date of the Prospectus has been updated.

Back Cover. The date of the Prospectus has been updated.

Chapman and Cutler LLP

Chicago, Illinois

April 20, 2015